CMA

CMA CONNECTICUT
MUNICIPAL MONEY FUND


Semi-Annual Report





























September 30, 1996


MERRILL LYNCH
BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1996, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.77%*. As of September 30, 1996, the Fund's 7-day yield was 2.95%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
The short-term municipal market saw several large issuers enter the market during the past six months. Municipalities, including New York City, California and Texas, contributed to a total of $35.5 billion in issuance. The influx of issuance coupled with investor apprehension concerning a possible Federal Reserve Board monetary tightening pushed interest rates on general market one-year municipal notes into the 4%--4.05% range. The September period ended with interest rate concerns subsiding as the Federal Reserve Board decided to leave interest rates unchanged at its September 24, 1996 meeting. This decision rallied one-year municipal notes to the 3.85% level by September 30, 1996.

Short-term municipal issuance within Connecticut increased to $183.3 million from $170.4 million during the previous period, including issuance by the cities of New Haven and East Haven of $29 million and $15 million, respectively. The State continues to receive positive credit reviews from the major rating agencies, citing its above-average income levels and improving economic environment.

During the six-month period ended September 30, 1996, we maintained the CMA Connecticut Municipal Money Fund's average portfolio maturity in the 60-day--70-day range. The Fund's strategy addressed several points including portfolio composition, average portfolio maturity and diversification. We increased our holdings in fixed-rate municipal notes by 6% while decreasing our holdings in tax-exempt commercial paper by 5%. The purchase of fixed-rate notes served several functions. First, with continued moderate growth and low inflation, and the bulk of municipal issuance in the market, we believed an increase in the Fund's average portfolio maturity was warranted. Our purchases allowed us to achieve this strategy while also offering an attractive yield reward. Second, notes remain an invaluable instrument for diversifying the Fund. Diversification became increasingly significant as the Securities and Exchange Commission guidelines requiring increased diversification by state-specific municipal money funds are pending. Finally, as an investment alternative, the shift to notes enhanced the Fund's performance as they performed well compared to tax-exempt commercial paper during the six-month period ended September 30, 1996. In the upcoming months, we will continue to monitor the direction of the US economy and the short-term municipal market.

In Conclusion
We appreciate your continued interest in CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



October 29, 1996



Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
BAN    Bond Anticipation Notes
CP     Commercial Paper
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                    Issue                                           (Note 1a)
Connecticut--      $  6,675   Berlin, Connecticut, BAN, UT, 3.75% due 6/16/1997 (d)                             $  6,679
84.4%                 2,000   Brookfield, Connecticut, BAN, 3.73% due 6/12/1997 (d)                                2,000
                     14,500   Connecticut State Development Authority, Health Care Revenue Bonds
                              (Corporate Independent Living Project), VRDN, 3.70% due 7/01/2015 (a)               14,500
                      5,420   Connecticut State Development Authority, IDA (Sealectro Corporation
                              Project), 4.30% due 12/01/1997                                                       5,420
                              Connecticut State Development Authority, PCR, VRDN (a):
                      7,600     (Connecticut Light & Power Co. Project), AMT, 3.85% due 5/01/2031                  7,600
                      6,300     Refunding (Connecticut Light & Power Co. Project), AMT, Series B,
                                3.85% due 9/01/2028                                                                6,300
                      3,500     Refunding (Connecticut Light & Power Co. Project), Series A, 3.90%
                                due 9/01/2028                                                                      3,500
                      1,000     Refunding (United Illuminating Co. Project), 3.90% due 6/01/2026                   1,000
                     14,300     Refunding (Western Massachusetts Electric Co.), Series A, 3.75%
                                due 9/01/2028                                                                     14,300

                     10,500   Connecticut State Development Authority, Water Facility Revenue Bonds
                              (Bridgeport Hydraulic Co. Project), VRDN, AMT, 3.55% due 4/01/2035 (a)              10,500
                      1,000   Connecticut State Economic Recovery Notes, Refunding, UT, 4.25%
                              due 12/15/1996                                                                       1,002
                      1,500   Connecticut State GO, Series B, 4.50% due 10/01/1996                                 1,500
                              Connecticut State Health and Educational Facilities Authority
                              Revenue Bonds:
                      3,200     (Yale-New Haven Hospital), Series E, 3.60% due 6/01/1997 (b)                       3,200
                      5,075     (Yale University), CP, Series L, 3.55% due 12/12/1996                              5,075
                      5,300     (Yale University), CP, Series M, 3.50% due 12/11/1996                              5,300
                      5,800     (Yale University), CP, Series N, 3.50% due 12/11/1996                              5,800
                      2,550     (Yale University), CP, Series O, 3.50% due 12/11/1996                              2,550
                      1,000     (Yale University), CP, Series P, 3.55% due 12/12/1996                              1,000
                              Connecticut State, HFA (Housing Mortgage Finance Program), AMT:
                     17,955     CP, Series D, 3.50% due 10/11/1996                                                17,955
                      5,000     Series A, Sub-Series A-4, 3.65% due 4/10/1997                                      5,000
                              Connecticut State Municipal Electric Energy Cooperative, Power Supply
                              System Revenue Bonds, CP, Series A:
                      3,000     3.35% due 10/09/1996                                                               3,000
                      4,000     3.45% due 10/11/1996                                                               4,000
                      3,000     3.50% due 12/02/1996                                                               3,000
                     19,900   Connecticut State Special Assessment Unemployment Compensation,
                              Advanced Fund Revenue Bonds (Connecticut Unemployment), Series C,
                              3.90% due 7/01/1997 (b)                                                             19,900
                     42,100   Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                              Infrastructure), VRDN, Second Lien, Series 1, 3.80% due 12/01/2010 (a)              42,100
                      8,000   Eagle Tax Exempt Trust, VRDN, 4% due 8/15/2012 (a)                                   8,000
                      5,000   East Haven, Connecticut, UT, 4% due 9/03/1997                                        5,007


CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                    Issue                                           (Note 1a)
Connecticut                   Groton Town, Connecticut, BAN, UT (d):
(concluded)        $  2,220     Lot A, 3.50% due 10/15/1996                                                     $  2,220
                        760     Lot B, 3.50% due 10/15/1996                                                          760
                      4,000   Manchester, Connecticut (Temporary Notes), Lot B, 3.60% due 5/28/1997 (d)            4,000
                      1,085   Meriden, Connecticut, UT, 4.25% due 8/01/1997 (b)                                    1,089
                      1,440   New Fairfield, Connecticut, BAN, UT, 3.75% due 5/15/1997 (d)                         1,441
                     13,000   New Haven, Connecticut, UT, 3.94% due 5/22/1997                                     13,023
                        810   New Milford, Connecticut, BAN, UT, 4% due 5/13/1997 (d)                                812
                      7,600   Newtown, Connecticut, BAN, 3.50% due 12/18/1996                                      7,602
                      1,150   Norwalk, Connecticut, Refunding, UT, Second Series, 3.625% due 1/15/1997             1,151
                      6,000   Stamford, Connecticut, BAN, UT, 3.25% due 10/15/1996                                 6,000
                      7,500   Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                              Project), VRDN, AMT, 3.85% due 8/01/2024 (a)                                         7,500

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
14.8%                 2,900     CP, 3.55% due 10/10/1996                                                           2,900
                      2,000     CP, 3.50% due 10/30/1996                                                           2,000
                      5,000     CP, 3.50% due 10/31/1996                                                           5,000
                        800     Refunding, VRDN, 3.50% due 12/01/2015 (a)                                            800
                      5,900   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.50% due 7/01/1999 (a)                               5,900
                     10,500   Puerto Rico Housing Finance Corporation, Medical Revenue Bonds, 3.50%
                              due 10/01/2011 (c)                                                                  10,500
                     10,700   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds, CP, 3.50% due 10/16/1996             10,700
                      6,200   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                              Control Facilities Financing Authority, CP, Series A, 3.65% due 10/11/1996           6,200

                              Total Investments (Cost--$294,786*)--99.2%                                         294,786

                              Other Assets Less Liabilities--0.8%                                                  2,298
                                                                                                                --------
                              Net Assets--100.0%                                                                $297,084
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1996.
(b)FGIC Insured.
(c)AMBAC Insured.
(d)Bank Qualified.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$294,785,615) (Note 1a)                                            $ 294,785,615
Cash                                                                                                              75,732
Receivables:
 Interest                                                                                 $   1,464,780
 Securities sold                                                                                486,287        1,951,067
                                                                                          -------------
Deferred organization expenses (Note 1d)                                                                             523
Prepaid registration fees and other assets (Note 1d)                                                             555,594
                                                                                                           -------------
Total assets                                                                                                 297,368,531
                                                                                                           -------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                    128,185
 Distributor (Note 2)                                                                            71,700
 Dividends to shareholders (Note 1e)                                                                418
 Beneficial interest redeemed                                                                         5          200,308
                                                                                          -------------
Accrued expenses and other liabilities                                                                            84,714
                                                                                                           -------------
Total liabilities                                                                                                285,022
                                                                                                           -------------
Net Assets                                                                                                 $ 297,083,509
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                          $  29,722,164
Paid-in capital in excess of par                                                                             267,499,473
Undistributed investment income--net                                                                               1,885
Accumulated realized capital losses--net (Note 4)                                                               (140,013)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 297,221,637 shares of
beneficial interest outstanding                                                                            $ 297,083,509
                                                                                                           =============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   5,266,092

Expenses:
Investment advisory fees (Note 2)                                                         $     754,157
Distribution fees (Note 2)                                                                      186,459
Accounting services (Note 2)                                                                     31,491
Registration fees (Note 1d)                                                                      27,190
Professional fees                                                                                25,541
Transfer agent fees (Note 2)                                                                     24,532
Custodian fees                                                                                   13,341
Printing and shareholder reports                                                                 10,267
Pricing fees                                                                                      2,029
Trustees' fees and expenses                                                                       1,409
Amortization of organization expenses (Note 1d)                                                     263
Other                                                                                             2,063
                                                                                          -------------
Total expenses                                                                                                 1,078,742
                                                                                                           -------------
Investment income--net                                                                                         4,187,350
Realized Loss on Investments--Net (Note 1c)                                                                       (3,859)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   4,183,491
                                                                                                           =============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                           September 30,      March 31,
Increase (Decrease) in Net Assets:                                                             1996             1996
Operations:
Investment income--net                                                                    $   4,187,350    $   8,278,292
Realized loss on investments--net                                                                (3,859)            (320)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          4,183,491        8,277,972
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (4,186,467)      (8,275,678)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (4,186,467)      (8,275,678)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            516,071,463    1,135,984,616
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     4,186,353        8,277,928
                                                                                          -------------    -------------
                                                                                             20,257,816    1,144,262,544
Cost of shares redeemed                                                                    (536,533,789)  (1,091,300,656)
                                                                                          -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions         (16,275,973)      52,961,888
                                                                                          -------------    -------------
Net Assets:
Total increase (decrease) in net assets                                                     (16,278,949)      52,964,182
Beginning of period                                                                         313,362,458      260,398,276
                                                                                          -------------    -------------
End of period*                                                                            $ 297,083,509    $ 313,362,458
                                                                                          =============    =============

*Undistributed investment income--net                                                     $       1,885    $       1,002
                                                                                          =============    =============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                      Sept. 30,       For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                 1996       1996     1995       1994       1993
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.01)      (.03)     (.03)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.77%*     3.02%     2.54%     1.77%      2.20%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .71%*      .72%      .71%      .70%       .63%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .71%*      .72%      .71%      .70%       .73%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.77%*     2.97%     2.53%     1.76%      2.17%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                              $297,084   $313,362  $260,398  $250,038   $231,431
                                                                      ========   ========  ========  ========   ========

*Annualized.

See Notes to Financial Statements.



CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $136,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002 and $27,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

CMA CONNECTICUT
MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].